Preferred Stock	12 Months Ended
Dec. 31, 2018
Preferred Stock [Abstract]
PREFERRED STOCK
10.	PREFERRED STOCK

For the year ended December 31, 2018

On August 28, 2018, the Company filed with the Nevada Secretary of State of a Certificate of Withdrawal to withdraw the Certificates of Designations of the Company's previously designated Convertible Preferred Stock, Series A, B, B-1, C, D, E, F, G as no shares of these series of preferred stock are issued or outstanding.

For the year ended December 31, 2017

All the preferred stock of the Company is convertible into common shares. The Series A stock conversion ratio is 1 to 2.5 common shares. All preferred stock has voting rights equal to the number of shares it would have on an 'as if converted' basis subject to any ownership limitations governing such preferred shares. All preferred stock is entitled to dividends rights equal to the number of shares it would have on an 'as if converted' basis. None of the preferred stock is redeemable, participating nor callable.

The Company analyzed the embedded conversion option for derivative accounting consideration under ASC 815-15 "Derivatives and Hedging" and determined that the conversion option should be classified as equity.

On April 24, 2017, the holder of Series A preferred stock converted a total of 100,100 shares of Series A for an aggregate of 250,250 shares of restricted common stock in accordance with their conversion rights which includes a blocker with respect to individual ownership percentages.